                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: April 13, 2000
                       ---------------------------------
                       (Date of earliest event reported)



                          HELLER FUNDING CORPORATION
                          --------------------------
                HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-1
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


            333-30207                             36-4165546
     ------------------------        ------------------------------------
     (Commission File Number)        (IRS Employer Identification Number)


    500 West Monroe Street, Chicago, Illinois               60661
    -----------------------------------------             ----------
    (Address of principal executive offices)              (Zip Code)


                                (312) 441-7246
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

Item 5.    Other Events
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Attached, for the Distribution Date of April 13, 2000, is the Monthly Report, filed as Exhibit 99.

Item 7.  Financial Statements and Exhibits
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(c)  Exhibits

99 Heller Funding Corporation--Monthly Report for the Distribution Date of April 13, 2000.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 28, 2000



                                                HELLER FUNDING CORPORATION


                                                By:    /s/ Carol J. Radtke
                                                       ------------------------
                                                       Carol J. Radtke
                                                Title: Assistant Vice President

                                 EXHIBIT INDEX



Exhibit
Number    Document Description
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  99 Heller Funding Corporation--Monthly Report for the Distribution Date April 13, 2000